Exhibit 10.23

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

MINISTRY OF SCIENCE, TECHNOLOGY AND INNOVATION 1-7,
BLOCK C4 & C5, COMPLEX C	Telephone	: 603-8000 8000
FEDERAL GOVERNMENT ADMINISTRATION CENTRE	Fax	: 603-8888 9070
62662 PUTRAJAYA, MALAYSIA	Website	: www.mosti.gov.my

MOSTI. [***]

24 October 2025

[***]

Executive Officer Academy

LEVELS of Sciences

Malaysia

[***]

Madam,

DECISION ON APPLICATION FOR PROJECT CHANGE UNDER THE STRATEGIC RESEARCH FUND BY THE IMPLEMENTING AND MONITORING AGENCY (SRF-APP)

PROGRAM	: I - CONNECT HALAL SUPPLY CHAIN

PROJECT	: PREMIUMIZATION OF HALAL NUTRACEUTICALS TOWARDS THERAPEUTIC CLAIMS (KAEMPFERIA PARVIFLORA)

With due respect, I am directed to refer to the above-mentioned matter.

2. Please be informed that the Meeting of the Management Level Monitoring Committee (JPPP) MOSTI No. [***] held on 8 October 2025 has considered your application and approved a 12 month project extension until 30 November 2026. The approved project implementation schedule is attached as Appendix 1.

3. In accordance with the above decision, your institution is required to adopt the approved project implementation schedule in the preparation of forthcoming reports and project progress presentations. Accordingly, your party is requested to sign the agreement amendment consent form and return it within seven (7) days from the date of this letter. The supplementary agreement must also be signed in accordance with Clause 30 of the Agreement, which will be issued shortly.

HP No: +6012-7655•“44 Email: nora_lye@hotmail.cem

DECISION ON THE APPLICATION FOR PROGRAM AMENDMENT: I - CONNECT HALAL SUPPLY CHAIN MOSTI. 600-4/21/54 (4)(S)

4. Your attention and cooperation in notifying the Project Leader of this matter is highly appreciated.

Thank you.

“MALAYSIA MADAN!”

“THE NATION”

I, the undersigned,

(Signature)

[***]

for: Secretary-General

Ministry of Science, Technology and Innovation

DECISION ON THE APPLICATION FOR PROGRAM AMENDMENT: I - CONNECT HALAL SUPPLY CHAIN MOST!. [***]

AGREEMENT AMENDMENT CONSENT FORM

CERTIFICATION OF AMENDMENTS TO THE I-CONNECT HALAL SUPPLY CHAIN PROGRAM FOR THE PROJECT ‘PREMIUMIZA TION OF HALAL NUTRACEUTICALS TOWARDS THERAPEUTIC CLAIMS (KAEMPFERIA PARVIFLORA)’ AS PER ANNEX 1

APPROVED BY:

PROGRAM HEAD

MALAYSIAN ACADEMY OF SCIENCES

Name

MyKad No.

Position

Date

DECISION ON THE APPLICATION FOR PROGRAM AMENDMENT: I - CONNECT HALAL SUPPLY CHAIN MOSTI. [***]

ANNEX 1

[Project Milestones and Output]

[OMMITTED]

4